Exhibit 10.11

                              CONSULTING AGREEMENT
RECITALS

CONSULTING AGREEMENT entered into this 19th day of August 2002, by and between Adzone Research, Inc. (the "Company"), and Kyle G. Kennedy ("Consultant").

WHEREAS, the Company desires to hire the consulting services of Consultant in the areas of Business Development, Mergers and Acquisitions and Business Strategy for the Company (the "Services") in connection the Company's business.

WHEREAS, in consideration for the Services, the Company shall issue its common stock that shall be registered S-8 stock upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. PROVISION OF SERVICES
Duties of Consultant, The Consultant will provide such services and advice to the Company so as to advise the Company in business development, mergers and acquisitions, business strategy and corporate image. Without limiting the generality of the foregoing, Consultant will also assist the Company in developing, studying and evaluating acquisition proposals, prepare reports and studies thereon when advisable, and assist in matters of executive compensation and discussions pertaining thereof. Nothing contained herein constitutes a commitment on the part of the Consultant to find an acquisition target for the Company or, if such target is found, that any transaction will be completed. This Agreement is not a contract for listing services, and nothing in this Agreement will require the Consultant to negotiate on behalf of the Company with corporations that are involved with listings or making a market in corporate securities in the OTC markets. Consultant would undertake such services under the direction of Charles Cardona, Company President.

     1.1 Duties Expressly Excluded. This Agreement expressly excludes the Consultant from providing public relation services to the Company inclusive of but not limited to (i) direct or indirect promotion of the Company's securities;
(ii) assistance in making of a market in the Company's securities. The Consultant shall not have the power of authority to bind the Company to any transaction without the Company's prior written consent.

2. ISSUANCE OF WARRANTS
The Company shall compensate the Consultant warrants for free trading shares of Company's Common Stock. The Company shall issue the Consultant warrants to purchase 2,500,000 freely trading shares of the Company's Common Stock at a prices as described below per share, upon execution of this agreement according to the schedule below.

The warrants will expire 270 days from the date of issue according to the schedule below, and Consultant may exercise any available warrants in any increments of $5,000 or more at any time prior to expiration according to the schedule below.

The aforementioned warrants shall be considered earned upon execution of the agreement. The Company shall immediately file an S-8 registration including these shares. The Company agrees to file additional S-8 registrations if necessary to fulfill the terms of the contract.

Schedule For Compensation

      DATE                    DESCRIPTION                AMOUNT/NUMBER
      ----                    -----------                -------------
1.  Execution        Warrants at $.036 per share        500,000 shares
2.  Execution        Warrants at $.04 per share       1,000,000 shares
3.  Execution        Warrants at $.06 per share         666,000 shares
4.  Execution        Warrants at $.08 per share         334,000 shares

3. PROPERTY
All work performed by Consultant pursuant to this Agreement in connection with the Services or otherwise, including, without limitation, business and strategic plans and proposals, and however rendered, electronic or otherwise, and whether or not patentable or copyrightable (the "Products"), shall be deemed works-made-for-hire under United States copyright law and shall be the property of the Company. Consultant further agrees to and does hereby assign, transfer, and convey to the Company all of Consultant's right, title and interest in and to the Products, and in connection therewith, to execute and deliver such documents and take other steps, in order to enable the Company, in its sole discretion, to obtain grants of patent and registration of copyright and trademark, both domestic and foreign, in connection with the Products.

4. CONFIDENTIAL INFORMATION
The Company has developed and is the owner of highly valuable and unique confidential and proprietary technical information related to the Business, as well as business and financial information related thereto (the "Confidential Information"). Notwithstanding the foregoing, "Confidential Information" shall not include and the provisions of this Agreement will not apply to any information disclosed by the Company and/or Consultant (1) if such information is demonstrated to be generally available to the public at the time of its disclosure to Consultant; (2) after the time, if any, that such information becomes generally available to the public without any breach by Consultant; (3) was already in Consultant's possession at the time of disclosure to Consultant (whether such time of disclosure is before or after the date hereof); (4) is developed by Consultant independently of the Services; or (5) was lawfully received by Consultant from a third party without restrictions on disclosure or use.

Using no less effort than the Consultant would use to maintain the confidentiality of his own confidential and proprietary information, the Consultant shall maintain in strict confidence and shall not disclose at any time, without the prior written consent of the Company, any of the Confidential Information to any other person or entity, unless such information has entered the public domain through lawful means, without violation of this Agreement, or pursuant to requirements of law or court order.

5. SEVERABILITY
In the event that any one or more provisions herein shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof.

6. INDEPENDENT CONTRACTOR
Consultant acknowledges and agrees that he is rendering the Services as an independent contractor and not an employee of the Company and, accordingly, the Company shall have no obligations to Consultant in connection with payroll taxes, employee benefits and the like.

7. NO ASSIGNMENT
Consultant's obligations hereto with respect to provision of Services shall not be assignable to any other person without the express written consent of the Company.

8 . MISCELLANEOUS
This Agreement (i) constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and shall supersede all prior understandings and agreements as to such subject matter; (ii) may be amended or modified only by a writing executed by the party against whom enforcement is sought; (iii) shall inure to the benefit of and be binding upon the respective heirs, administrators, personal representatives, successors and assigns of the parties hereto; and (iv) shall be governed by and construed in accordance with the laws of Florida.

IN WITNESS WHEREOF, the parties hereto have executed this Consulting Agreement as of the date and year first above written.

CONSULTANT:


---------------------------
Name & Title: Kyle G. Kennedy


COMPANY:


----------------------------
Charles Cardona
President
Adzone Research Inc.

                              CONSULTING AGREEMENT
RECITALS

CONSULTING AGREEMENT entered into this 7th day of October 2002, by and between Adzone Research, Inc. (the "Company"), and Kyle G. Kennedy ("Consultant").

WHEREAS, the Company desires to hire the consulting services of Consultant in the areas of Business Development, Mergers and Acquisitions and Business Strategy for the Company (the "Services") in connection the Company's business.

WHEREAS, in consideration for the Services, the Company shall issue its common stock that shall be registered S-8 stock upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. PROVISION OF SERVICES
Duties of Consultant, The Consultant will provide such services and advice to the Company so as to advise the Company in business development, mergers and acquisitions, business strategy and corporate image. Without limiting the generality of the foregoing, Consultant will also assist the Company in developing, studying and evaluating acquisition proposals, prepare reports and studies thereon when advisable, and assist in matters of executive compensation and discussions pertaining thereof. Nothing contained herein constitutes a commitment on the part of the Consultant to find an acquisition target for the Company or, if such target is found, that any transaction will be completed. This Agreement is not a contract for listing services, and nothing in this Agreement will require the Consultant to negotiate on behalf of the Company with corporations that are involved with listings or making a market in corporate securities in the OTC markets. Consultant would undertake such services under the direction of Charles Cardona, Company President.

     1.1 Duties Expressly Excluded. This Agreement expressly excludes the Consultant from providing public relation services to the Company inclusive of but not limited to (i) direct or indirect promotion of the Company's securities;
(ii) assistance in making of a market in the Company's securities. The Consultant shall not have the power of authority to bind the Company to any transaction without the Company's prior written consent.

2. ISSUANCE OF WARRANTS
     The Company shall compensate the Consultant warrants for free trading shares of Company's Common Stock. The Company shall issue the Consultant warrants to purchase freely trading shares of the Company's Common Stock at a prices as described below per share, upon execution of this agreement according to the schedule below.

The warrants will expire 180 days from the date of issue according to the schedule below, and Consultant may exercise any available warrants in any increments of $5,000 or more at any time prior to expiration according to the schedule below.

The aforementioned warrants shall be considered earned upon execution of the agreement. The Company shall immediately file an S-8 registration including these shares. The Company agrees to file additional S-8 registrations if necessary to fulfill the terms of the contract.

Schedule For Compensation

      DATE                         DESCRIPTION               AMOUNT/NUMBER
      ----                         -----------               -------------
1.  Execution         Warrants at $.01 per share            250,000 shares

3. PROPERTY
All work performed by Consultant pursuant to this Agreement in connection with the Services or otherwise, including, without limitation, business and strategic plans and proposals, and however rendered, electronic or otherwise, and whether or not patentable or copyrightable (the "Products"), shall be deemed works-made-for-hire under United States copyright law and shall be the property of the Company. Consultant further agrees to and does hereby assign, transfer, and convey to the Company all of Consultant's right, title and interest in and to the Products, and in connection therewith, to execute and deliver such documents and take other steps, in order to enable the Company, in its sole discretion, to obtain grants of patent and registration of copyright and trademark, both domestic and foreign, in connection with the Products.

4. CONFIDENTIAL INFORMATION
The Company has developed and is the owner of highly valuable and unique confidential and proprietary technical information related to the Business, as well as business and financial information related thereto (the "Confidential Information"). Notwithstanding the foregoing, "Confidential Information" shall not include and the provisions of this Agreement will not apply to any information disclosed by the Company and/or Consultant (1) if such information is demonstrated to be generally available to the public at the time of its disclosure to Consultant; (2) after the time, if any, that such information becomes generally available to the public without any breach by Consultant; (3) was already in Consultant's possession at the time of disclosure to Consultant (whether such time of disclosure is before or after the date hereof); (4) is developed by Consultant independently of the Services; or (5) was lawfully received by Consultant from a third party without restrictions on disclosure or use.

Using no less effort than the Consultant would use to maintain the confidentiality of his own confidential and proprietary information, the Consultant shall maintain in strict confidence and shall not disclose at any time, without the prior written consent of the Company, any of the Confidential Information to any other person or entity, unless such information has entered the public domain through lawful means, without violation of this Agreement, or pursuant to requirements of law or court order.

5. SEVERABILITY
In the event that any one or more provisions herein shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof.

6. INDEPENDENT CONTRACTOR
Consultant acknowledges and agrees that he is rendering the Services as an independent contractor and not an employee of the Company and, accordingly, the Company shall have no obligations to Consultant in connection with payroll taxes, employee benefits and the like.

7. NO ASSIGNMENT
Consultant's obligations hereto with respect to provision of Services shall not be assignable to any other person without the express written consent of the Company.

8 . MISCELLANEOUS
This Agreement (i) constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and shall supersede all prior understandings and agreements as to such subject matter; (ii) may be amended or modified only by a writing executed by the party against whom enforcement is sought; (iii) shall inure to the benefit of and be binding upon the respective heirs, administrators, personal representatives, successors and assigns of the parties hereto; and (iv) shall be governed by and construed in accordance with the laws of Florida.

IN WITNESS WHEREOF, the parties hereto have executed this Consulting Agreement as of the date and year first above written.

CONSULTANT:


---------------------------
Name & Title: Kyle G. Kennedy


COMPANY:


---------------------------
Charles Cardona
President
Adzone Research Inc.

                              CONSULTING AGREEMENT
RECITALS

CONSULTING AGREEMENT entered into this 11th day of October 2002, by and between Adzone Research, Inc. (the "Company"), and Kyle G. Kennedy ("Consultant").

WHEREAS, the Company desires to hire the consulting services of Consultant in the areas of Business Development, Mergers and Acquisitions and Business Strategy for the Company (the "Services") in connection the Company's business.

WHEREAS, in consideration for the Services, the Company shall issue its common stock that shall be registered S-8 stock upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. PROVISION OF SERVICES
Duties of Consultant, The Consultant will provide such services and advice to the Company so as to advise the Company in business development, mergers and acquisitions, business strategy and corporate image. Without limiting the generality of the foregoing, Consultant will also assist the Company in developing, studying and evaluating acquisition proposals, prepare reports and studies thereon when advisable, and assist in matters of executive compensation and discussions pertaining thereof. Nothing contained herein constitutes a commitment on the part of the Consultant to find an acquisition target for the Company or, if such target is found, that any transaction will be completed. This Agreement is not a contract for listing services, and nothing in this Agreement will require the Consultant to negotiate on behalf of the Company with corporations that are involved with listings or making a market in corporate securities in the OTC markets. Consultant would undertake such services under the direction of Charles Cardona, Company President.

     1.1 Duties Expressly Excluded. This Agreement expressly excludes the Consultant from providing public relation services to the Company inclusive of but not limited to (i) direct or indirect promotion of the Company's securities;
(ii) assistance in making of a market in the Company's securities. The Consultant shall not have the power of authority to bind the Company to any transaction without the Company's prior written consent.

2. ISSUANCE OF WARRANTS
The Company shall compensate the Consultant warrants for free trading shares of Company's Common Stock. The Company shall issue the Consultant warrants to purchase freely trading shares of the Company's Common Stock at a prices as described below per share, upon execution of this agreement according to the schedule below.

The warrants will expire 180 days from the date of issue according to the schedule below, and Consultant may exercise any available warrants in any increments of $5,000 or more at any time prior to expiration according to the schedule below.

The aforementioned warrants shall be considered earned upon execution of the agreement. The Company shall immediately file an S-8 registration including these shares. The Company agrees to file additional S-8 registrations if necessary to fulfill the terms of the contract.

Schedule For Compensation

     DATE                     DESCRIPTION                 AMOUNT/NUMBER
     ----                     -----------                 -------------
1. Execution         Warrants at $.015 per share        1,000,000 shares

3. PROPERTY
All work performed by Consultant pursuant to this Agreement in connection with the Services or otherwise, including, without limitation, business and strategic plans and proposals, and however rendered, electronic or otherwise, and whether or not patentable or copyrightable (the "Products"), shall be deemed works-made-for-hire under United States copyright law and shall be the property of the Company. Consultant further agrees to and does hereby assign, transfer, and convey to the Company all of Consultant's right, title and interest in and to the Products, and in connection therewith, to execute and deliver such documents and take other steps, in order to enable the Company, in its sole discretion, to obtain grants of patent and registration of copyright and trademark, both domestic and foreign, in connection with the Products.

4. CONFIDENTIAL INFORMATION
The Company has developed and is the owner of highly valuable and unique confidential and proprietary technical information related to the Business, as well as business and financial information related thereto (the "Confidential Information"). Notwithstanding the foregoing, "Confidential Information" shall not include and the provisions of this Agreement will not apply to any information disclosed by the Company and/or Consultant (1) if such information is demonstrated to be generally available to the public at the time of its disclosure to Consultant; (2) after the time, if any, that such information becomes generally available to the public without any breach by Consultant; (3) was already in Consultant's possession at the time of disclosure to Consultant (whether such time of disclosure is before or after the date hereof); (4) is developed by Consultant independently of the Services; or (5) was lawfully received by Consultant from a third party without restrictions on disclosure or use.

Using no less effort than the Consultant would use to maintain the confidentiality of his own confidential and proprietary information, the Consultant shall maintain in strict confidence and shall not disclose at any time, without the prior written consent of the Company, any of the Confidential Information to any other person or entity, unless such information has entered the public domain through lawful means, without violation of this Agreement, or pursuant to requirements of law or court order.

5. SEVERABILITY
In the event that any one or more provisions herein shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof.

6. INDEPENDENT CONTRACTOR
Consultant acknowledges and agrees that he is rendering the Services as an independent contractor and not an employee of the Company and, accordingly, the Company shall have no obligations to Consultant in connection with payroll taxes, employee benefits and the like.

7. NO ASSIGNMENT
Consultant's obligations hereto with respect to provision of Services shall not be assignable to any other person without the express written consent of the Company.

8 . MISCELLANEOUS
This Agreement (i) constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and shall supersede all prior understandings and agreements as to such subject matter; (ii) may be amended or modified only by a writing executed by the party against whom enforcement is sought; (iii) shall inure to the benefit of and be binding upon the respective heirs, administrators, personal representatives, successors and assigns of the parties hereto; and (iv) shall be governed by and construed in accordance with the laws of Florida.

IN WITNESS WHEREOF, the parties hereto have executed this Consulting Agreement as of the date and year first above written.

CONSULTANT:


---------------------------
Name & Title: Kyle G. Kennedy


COMPANY:


---------------------------
Charles Cardona
President
Adzone Research Inc.

                              CONSULTING AGREEMENT
RECITALS

CONSULTING AGREEMENT entered into this 12th day of November 2002, by and between Adzone Research, Inc. (the "Company"), and Kyle G. Kennedy ("Consultant").

WHEREAS, the Company desires to hire the consulting services of Consultant in the areas of Business Development, Mergers and Acquisitions and Business Strategy for the Company (the "Services") in connection the Company's business.

WHEREAS, in consideration for the Services, the Company shall issue its common stock that shall be registered S-8 stock upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. PROVISION OF SERVICES
Duties of Consultant, The Consultant will provide such services and advice to the Company so as to advise the Company in business development, mergers and acquisitions, business strategy and corporate image. Without limiting the generality of the foregoing, Consultant will also assist the Company in developing, studying and evaluating acquisition proposals, prepare reports and studies thereon when advisable, and assist in matters of executive compensation and discussions pertaining thereof. Nothing contained herein constitutes a commitment on the part of the Consultant to find an acquisition target for the Company or, if such target is found, that any transaction will be completed. This Agreement is not a contract for listing services, and nothing in this Agreement will require the Consultant to negotiate on behalf of the Company with corporations that are involved with listings or making a market in corporate securities in the OTC markets. Consultant would undertake such services under the direction of Charles Cardona, Company President.

     1.1 Duties Expressly Excluded. This Agreement expressly excludes the Consultant from providing public relation services to the Company inclusive of but not limited to (i) direct or indirect promotion of the Company's securities;
(ii) assistance in making of a market in the Company's securities. The Consultant shall not have the power of authority to bind the Company to any transaction without the Company's prior written consent.

2. ISSUANCE OF WARRANTS
     The Company shall compensate the Consultant warrants for free trading shares of Company's Common Stock. The Company shall issue the Consultant warrants to purchase freely trading shares of the Company's Common Stock at a prices as described below per share, upon execution of this agreement according to the schedule below.

The warrants will expire 180 days from the date of issue according to the schedule below, and Consultant may exercise any available warrants in any increments of $5,000 or more at any time prior to expiration according to the schedule below.

The aforementioned warrants shall be considered earned upon execution of the agreement. The Company shall immediately file an S-8 registration including these shares. The Company agrees to file additional S-8 registrations if necessary to fulfill the terms of the contract.

Schedule For Compensation

       DATE                   DESCRIPTION               AMOUNT/NUMBER
       ----                   -----------               -------------
1.  Execution         Warrants at $.02 per share       200,000 shares

3. PROPERTY
All work performed by Consultant pursuant to this Agreement in connection with the Services or otherwise, including, without limitation, business and strategic plans and proposals, and however rendered, electronic or otherwise, and whether or not patentable or copyrightable (the "Products"), shall be deemed works-made-for-hire under United States copyright law and shall be the property of the Company. Consultant further agrees to and does hereby assign, transfer, and convey to the Company all of Consultant's right, title and interest in and to the Products, and in connection therewith, to execute and deliver such documents and take other steps, in order to enable the Company, in its sole discretion, to obtain grants of patent and registration of copyright and trademark, both domestic and foreign, in connection with the Products.

4. CONFIDENTIAL INFORMATION
The Company has developed and is the owner of highly valuable and unique confidential and proprietary technical information related to the Business, as well as business and financial information related thereto (the "Confidential Information"). Notwithstanding the foregoing, "Confidential Information" shall not include and the provisions of this Agreement will not apply to any information disclosed by the Company and/or Consultant (1) if such information is demonstrated to be generally available to the public at the time of its disclosure to Consultant; (2) after the time, if any, that such information becomes generally available to the public without any breach by Consultant; (3) was already in Consultant's possession at the time of disclosure to Consultant (whether such time of disclosure is before or after the date hereof); (4) is developed by Consultant independently of the Services; or (5) was lawfully received by Consultant from a third party without restrictions on disclosure or use.

Using no less effort than the Consultant would use to maintain the confidentiality of his own confidential and proprietary information, the Consultant shall maintain in strict confidence and shall not disclose at any time, without the prior written consent of the Company, any of the Confidential Information to any other person or entity, unless such information has entered the public domain through lawful means, without violation of this Agreement, or pursuant to requirements of law or court order.

5. SEVERABILITY
In the event that any one or more provisions herein shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof.

6. INDEPENDENT CONTRACTOR
Consultant acknowledges and agrees that he is rendering the Services as an independent contractor and not an employee of the Company and, accordingly, the Company shall have no obligations to Consultant in connection with payroll taxes, employee benefits and the like.

7. NO ASSIGNMENT
Consultant's obligations hereto with respect to provision of Services shall not be assignable to any other person without the express written consent of the Company.

8 . MISCELLANEOUS
This Agreement (i) constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and shall supersede all prior understandings and agreements as to such subject matter; (ii) may be amended or modified only by a writing executed by the party against whom enforcement is sought; (iii) shall inure to the benefit of and be binding upon the respective heirs, administrators, personal representatives, successors and assigns of the parties hereto; and (iv) shall be governed by and construed in accordance with the laws of Florida.

IN WITNESS WHEREOF, the parties hereto have executed this Consulting Agreement as of the date and year first above written.

CONSULTANT:


---------------------------
Name & Title: Kyle G. Kennedy


COMPANY:


---------------------------
Charles Cardona
President
Adzone Research Inc.

                              CONSULTING AGREEMENT
RECITALS

CONSULTING AGREEMENT entered into this 26th day of November 2002, by and between Adzone Research, Inc. (the "Company"), and Kyle G. Kennedy ("Consultant").

WHEREAS, the Company desires to hire the consulting services of Consultant in the areas of Business Development, Mergers and Acquisitions and Business Strategy for the Company (the "Services") in connection the Company's business.

WHEREAS, in consideration for the Services, the Company shall issue its common stock that shall be registered S-8 stock upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. PROVISION OF SERVICES
Duties of Consultant, The Consultant will provide such services and advice to the Company so as to advise the Company in business development, mergers and acquisitions, business strategy and corporate image. Without limiting the generality of the foregoing, Consultant will also assist the Company in developing, studying and evaluating acquisition proposals, prepare reports and studies thereon when advisable, and assist in matters of executive compensation and discussions pertaining thereof. Nothing contained herein constitutes a commitment on the part of the Consultant to find an acquisition target for the Company or, if such target is found, that any transaction will be completed. This Agreement is not a contract for listing services, and nothing in this Agreement will require the Consultant to negotiate on behalf of the Company with corporations that are involved with listings or making a market in corporate securities in the OTC markets. Consultant would undertake such services under the direction of Charles Cardona, Company President.

     1.1 Duties Expressly Excluded. This Agreement expressly excludes the Consultant from providing public relation services to the Company inclusive of but not limited to (i) direct or indirect promotion of the Company's securities;
(ii) assistance in making of a market in the Company's securities. The Consultant shall not have the power of authority to bind the Company to any transaction without the Company's prior written consent.

2. ISSUANCE OF WARRANTS
     The Company shall compensate the Consultant warrants for free trading shares of Company's Common Stock. The Company shall issue the Consultant warrants to purchase freely trading shares of the Company's Common Stock at a prices as described below per share, upon execution of this agreement according to the schedule below.

The warrants will expire 180 days from the date of issue according to the schedule below, and Consultant may exercise any available warrants in any increments of $5,000 or more at any time prior to expiration according to the schedule below.

The aforementioned warrants shall be considered earned upon execution of the agreement. The Company shall immediately file an S-8 registration including these shares. The Company agrees to file additional S-8 registrations if necessary to fulfill the terms of the contract.

Schedule For Compensation

     DATE                     DESCRIPTION                AMOUNT/NUMBER
     ----                     -----------                -------------
1. Execution         Warrants at $.016 per share        300,000 shares

3. PROPERTY
All work performed by Consultant pursuant to this Agreement in connection with the Services or otherwise, including, without limitation, business and strategic plans and proposals, and however rendered, electronic or otherwise, and whether or not patentable or copyrightable (the "Products"), shall be deemed works-made-for-hire under United States copyright law and shall be the property of the Company. Consultant further agrees to and does hereby assign, transfer, and convey to the Company all of Consultant's right, title and interest in and to the Products, and in connection therewith, to execute and deliver such documents and take other steps, in order to enable the Company, in its sole discretion, to obtain grants of patent and registration of copyright and trademark, both domestic and foreign, in connection with the Products.

4. CONFIDENTIAL INFORMATION
The Company has developed and is the owner of highly valuable and unique confidential and proprietary technical information related to the Business, as well as business and financial information related thereto (the "Confidential Information"). Notwithstanding the foregoing, "Confidential Information" shall not include and the provisions of this Agreement will not apply to any information disclosed by the Company and/or Consultant (1) if such information is demonstrated to be generally available to the public at the time of its disclosure to Consultant; (2) after the time, if any, that such information becomes generally available to the public without any breach by Consultant; (3) was already in Consultant's possession at the time of disclosure to Consultant (whether such time of disclosure is before or after the date hereof); (4) is developed by Consultant independently of the Services; or (5) was lawfully received by Consultant from a third party without restrictions on disclosure or use.

Using no less effort than the Consultant would use to maintain the confidentiality of his own confidential and proprietary information, the Consultant shall maintain in strict confidence and shall not disclose at any time, without the prior written consent of the Company, any of the Confidential Information to any other person or entity, unless such information has entered the public domain through lawful means, without violation of this Agreement, or pursuant to requirements of law or court order.

5. SEVERABILITY
In the event that any one or more provisions herein shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof.

6. INDEPENDENT CONTRACTOR
Consultant acknowledges and agrees that he is rendering the Services as an independent contractor and not an employee of the Company and, accordingly, the Company shall have no obligations to Consultant in connection with payroll taxes, employee benefits and the like.

7. NO ASSIGNMENT
Consultant's obligations hereto with respect to provision of Services shall not be assignable to any other person without the express written consent of the Company.

8 . MISCELLANEOUS
This Agreement (i) constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and shall supersede all prior understandings and agreements as to such subject matter; (ii) may be amended or modified only by a writing executed by the party against whom enforcement is sought; (iii) shall inure to the benefit of and be binding upon the respective heirs, administrators, personal representatives, successors and assigns of the parties hereto; and (iv) shall be governed by and construed in accordance with the laws of Florida.

IN WITNESS WHEREOF, the parties hereto have executed this Consulting Agreement as of the date and year first above written.

CONSULTANT:


---------------------------
Name & Title: Kyle G. Kennedy


COMPANY:


---------------------------
Charles Cardona
President
Adzone Research Inc.

                              CONSULTING AGREEMENT
RECITALS

CONSULTING AGREEMENT entered into this 11th day of December 2002, by and between Adzone Research, Inc. (the "Company"), and Kyle G. Kennedy ("Consultant").

WHEREAS, the Company desires to hire the consulting services of Consultant in the areas of Business Development, Mergers and Acquisitions and Business Strategy for the Company (the "Services") in connection the Company's business.

WHEREAS, in consideration for the Services, the Company shall issue its common stock that shall be registered S-8 stock upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. PROVISION OF SERVICES
Duties of Consultant, The Consultant will provide such services and advice to the Company so as to advise the Company in business development, mergers and acquisitions, business strategy and corporate image. Without limiting the generality of the foregoing, Consultant will also assist the Company in developing, studying and evaluating acquisition proposals, prepare reports and studies thereon when advisable, and assist in matters of executive compensation and discussions pertaining thereof. Nothing contained herein constitutes a commitment on the part of the Consultant to find an acquisition target for the Company or, if such target is found, that any transaction will be completed. This Agreement is not a contract for listing services, and nothing in this Agreement will require the Consultant to negotiate on behalf of the Company with corporations that are involved with listings or making a market in corporate securities in the OTC markets. Consultant would undertake such services under the direction of Charles Cardona, Company President.

     1.1 Duties Expressly Excluded. This Agreement expressly excludes the Consultant from providing public relation services to the Company inclusive of but not limited to (i) direct or indirect promotion of the Company's securities;
(ii) assistance in making of a market in the Company's securities. The Consultant shall not have the power of authority to bind the Company to any transaction without the Company's prior written consent.

2. ISSUANCE OF WARRANTS
     The Company shall compensate the Consultant warrants for free trading shares of Company's Common Stock. The Company shall issue the Consultant warrants to purchase freely trading shares of the Company's Common Stock at a prices as described below per share, upon execution of this agreement according to the schedule below.

The warrants will expire 180 days from the date of issue according to the schedule below, and Consultant may exercise any available warrants in any increments of $5,000 or more at any time prior to expiration according to the schedule below.

The aforementioned warrants shall be considered earned upon execution of the agreement. The Company shall immediately file an S-8 registration including these shares. The Company agrees to file additional S-8 registrations if necessary to fulfill the terms of the contract.

Schedule For Compensation

     DATE                     DESCRIPTION                AMOUNT/NUMBER
     ----                     -----------                -------------
1. Execution         Warrants at $.016 per share        1,200,000 shares

3. PROPERTY
All work performed by Consultant pursuant to this Agreement in connection with the Services or otherwise, including, without limitation, business and strategic plans and proposals, and however rendered, electronic or otherwise, and whether or not patentable or copyrightable (the "Products"), shall be deemed works-made-for-hire under United States copyright law and shall be the property of the Company. Consultant further agrees to and does hereby assign, transfer, and convey to the Company all of Consultant's right, title and interest in and to the Products, and in connection therewith, to execute and deliver such documents and take other steps, in order to enable the Company, in its sole discretion, to obtain grants of patent and registration of copyright and trademark, both domestic and foreign, in connection with the Products.

4. CONFIDENTIAL INFORMATION
The Company has developed and is the owner of highly valuable and unique confidential and proprietary technical information related to the Business, as well as business and financial information related thereto (the "Confidential Information"). Notwithstanding the foregoing, "Confidential Information" shall not include and the provisions of this Agreement will not apply to any information disclosed by the Company and/or Consultant (1) if such information is demonstrated to be generally available to the public at the time of its disclosure to Consultant; (2) after the time, if any, that such information becomes generally available to the public without any breach by Consultant; (3) was already in Consultant's possession at the time of disclosure to Consultant (whether such time of disclosure is before or after the date hereof); (4) is developed by Consultant independently of the Services; or (5) was lawfully received by Consultant from a third party without restrictions on disclosure or use.

Using no less effort than the Consultant would use to maintain the confidentiality of his own confidential and proprietary information, the Consultant shall maintain in strict confidence and shall not disclose at any time, without the prior written consent of the Company, any of the Confidential Information to any other person or entity, unless such information has entered the public domain through lawful means, without violation of this Agreement, or pursuant to requirements of law or court order.

5. SEVERABILITY
In the event that any one or more provisions herein shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof.

6. INDEPENDENT CONTRACTOR
Consultant acknowledges and agrees that he is rendering the Services as an independent contractor and not an employee of the Company and, accordingly, the Company shall have no obligations to Consultant in connection with payroll taxes, employee benefits and the like.

7. NO ASSIGNMENT
Consultant's obligations hereto with respect to provision of Services shall not be assignable to any other person without the express written consent of the Company.

8 . MISCELLANEOUS
This Agreement (i) constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and shall supersede all prior understandings and agreements as to such subject matter; (ii) may be amended or modified only by a writing executed by the party against whom enforcement is sought; (iii) shall inure to the benefit of and be binding upon the respective heirs, administrators, personal representatives, successors and assigns of the parties hereto; and (iv) shall be governed by and construed in accordance with the laws of Florida.

IN WITNESS WHEREOF, the parties hereto have executed this Consulting Agreement as of the date and year first above written.

CONSULTANT:


---------------------------
Name & Title: Kyle G. Kennedy


COMPANY:


---------------------------
Charles Cardona
President
Adzone Research Inc.

                              CONSULTING AGREEMENT
RECITALS

CONSULTING AGREEMENT entered into this 18th day of December 2002, by and between Adzone Research, Inc. (the "Company"), and Kyle G. Kennedy ("Consultant").

WHEREAS, the Company desires to hire the consulting services of Consultant in the areas of Business Development, Mergers and Acquisitions and Business Strategy for the Company (the "Services") in connection the Company's business.

WHEREAS, in consideration for the Services, the Company shall issue its common stock that shall be registered S-8 stock upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. PROVISION OF SERVICES
Duties of Consultant, The Consultant will provide such services and advice to the Company so as to advise the Company in business development, mergers and acquisitions, business strategy and corporate image. Without limiting the generality of the foregoing, Consultant will also assist the Company in developing, studying and evaluating acquisition proposals, prepare reports and studies thereon when advisable, and assist in matters of executive compensation and discussions pertaining thereof. Nothing contained herein constitutes a commitment on the part of the Consultant to find an acquisition target for the Company or, if such target is found, that any transaction will be completed. This Agreement is not a contract for listing services, and nothing in this Agreement will require the Consultant to negotiate on behalf of the Company with corporations that are involved with listings or making a market in corporate securities in the OTC markets. Consultant would undertake such services under the direction of Charles Cardona, Company President.

     1.1 Duties Expressly Excluded. This Agreement expressly excludes the Consultant from providing public relation services to the Company inclusive of but not limited to (i) direct or indirect promotion of the Company's securities;
(ii) assistance in making of a market in the Company's securities. The Consultant shall not have the power of authority to bind the Company to any transaction without the Company's prior written consent.

2. ISSUANCE OF WARRANTS
The Company shall compensate the Consultant warrants for free trading shares of Company's Common Stock. The Company shall issue the Consultant warrants to purchase freely trading shares of the Company's Common Stock at a prices as described below per share, upon execution of this agreement according to the schedule below.

The warrants will expire 180 days from the date of issue according to the schedule below, and Consultant may exercise any available warrants in any increments of $5,000 or more at any time prior to expiration according to the schedule below.

The aforementioned warrants shall be considered earned upon execution of the agreement. The Company shall immediately file an S-8 registration including these shares. The Company agrees to file additional S-8 registrations if necessary to fulfill the terms of the contract.

Schedule For Compensation

     DATE                     DESCRIPTION                AMOUNT/NUMBER
     ----                     -----------                -------------
1. Execution         Warrants at $.016 per share        900,000 shares

3. PROPERTY
All work performed by Consultant pursuant to this Agreement in connection with the Services or otherwise, including, without limitation, business and strategic plans and proposals, and however rendered, electronic or otherwise, and whether or not patentable or copyrightable (the "Products"), shall be deemed works-made-for-hire under United States copyright law and shall be the property of the Company. Consultant further agrees to and does hereby assign, transfer, and convey to the Company all of Consultant's right, title and interest in and to the Products, and in connection therewith, to execute and deliver such documents and take other steps, in order to enable the Company, in its sole discretion, to obtain grants of patent and registration of copyright and trademark, both domestic and foreign, in connection with the Products.

4. CONFIDENTIAL INFORMATION
The Company has developed and is the owner of highly valuable and unique confidential and proprietary technical information related to the Business, as well as business and financial information related thereto (the "Confidential Information"). Notwithstanding the foregoing, "Confidential Information" shall not include and the provisions of this Agreement will not apply to any information disclosed by the Company and/or Consultant (1) if such information is demonstrated to be generally available to the public at the time of its disclosure to Consultant; (2) after the time, if any, that such information becomes generally available to the public without any breach by Consultant; (3) was already in Consultant's possession at the time of disclosure to Consultant (whether such time of disclosure is before or after the date hereof); (4) is developed by Consultant independently of the Services; or (5) was lawfully received by Consultant from a third party without restrictions on disclosure or use.

Using no less effort than the Consultant would use to maintain the confidentiality of his own confidential and proprietary information, the Consultant shall maintain in strict confidence and shall not disclose at any time, without the prior written consent of the Company, any of the Confidential Information to any other person or entity, unless such information has entered the public domain through lawful means, without violation of this Agreement, or pursuant to requirements of law or court order.

5. SEVERABILITY
In the event that any one or more provisions herein shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof.

6. INDEPENDENT CONTRACTOR
Consultant acknowledges and agrees that he is rendering the Services as an independent contractor and not an employee of the Company and, accordingly, the Company shall have no obligations to Consultant in connection with payroll taxes, employee benefits and the like.

7. NO ASSIGNMENT
Consultant's obligations hereto with respect to provision of Services shall not be assignable to any other person without the express written consent of the Company.

8 . MISCELLANEOUS
This Agreement (i) constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and shall supersede all prior understandings and agreements as to such subject matter; (ii) may be amended or modified only by a writing executed by the party against whom enforcement is sought; (iii) shall inure to the benefit of and be binding upon the respective heirs, administrators, personal representatives, successors and assigns of the parties hereto; and (iv) shall be governed by and construed in accordance with the laws of Florida.

IN WITNESS WHEREOF, the parties hereto have executed this Consulting Agreement as of the date and year first above written.

CONSULTANT:


---------------------------
Name & Title: Kyle G. Kennedy


COMPANY:


---------------------------
Charles Cardona
President
Adzone Research Inc.

                              CONSULTING AGREEMENT
RECITALS

CONSULTING AGREEMENT entered into this 22nd day of January 2003, by and between Adzone Research, Inc. (the "Company"), and Kyle G. Kennedy ("Consultant").

WHEREAS, the Company desires to hire the consulting services of Consultant in the areas of Business Development, Mergers and Acquisitions and Business Strategy for the Company (the "Services") in connection the Company's business.

WHEREAS, in consideration for the Services, the Company shall issue its common stock that shall be registered S-8 stock upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. PROVISION OF SERVICES
Duties of Consultant, The Consultant will provide such services and advice to the Company so as to advise the Company in business development, mergers and acquisitions, business strategy and corporate image. Without limiting the generality of the foregoing, Consultant will also assist the Company in developing, studying and evaluating acquisition proposals, prepare reports and studies thereon when advisable, and assist in matters of executive compensation and discussions pertaining thereof. Nothing contained herein constitutes a commitment on the part of the Consultant to find an acquisition target for the Company or, if such target is found, that any transaction will be completed. This Agreement is not a contract for listing services, and nothing in this Agreement will require the Consultant to negotiate on behalf of the Company with corporations that are involved with listings or making a market in corporate securities in the OTC markets. Consultant would undertake such services under the direction of Charles Cardona, Company President.

     1.1 Duties Expressly Excluded. This Agreement expressly excludes the Consultant from providing public relation services to the Company inclusive of but not limited to (i) direct or indirect promotion of the Company's securities;
(ii) assistance in making of a market in the Company's securities. The Consultant shall not have the power of authority to bind the Company to any transaction without the Company's prior written consent.

2. ISSUANCE OF WARRANTS
     The Company shall compensate the Consultant warrants for free trading shares of Company's Common Stock. The Company shall issue the Consultant warrants to purchase freely trading shares of the Company's Common Stock at a prices as described below per share, upon execution of this agreement according to the schedule below.

The warrants will expire 30 days from the date of issue according to the schedule below, and Consultant may exercise any available warrants in any increments of $5,000 or more at any time prior to expiration according to the schedule below.

The aforementioned warrants shall be considered earned upon execution of the agreement. The Company shall immediately file an S-8 registration including these shares. The Company agrees to file additional S-8 registrations if necessary to fulfill the terms of the contract.

Schedule For Compensation

      DATE                    DESCRIPTION               AMOUNT/NUMBER
      ----                    -----------               -------------
1.  Execution         Warrants at $.01 per share       1,050,000 shares

3. PROPERTY
All work performed by Consultant pursuant to this Agreement in connection with the Services or otherwise, including, without limitation, business and strategic plans and proposals, and however rendered, electronic or otherwise, and whether or not patentable or copyrightable (the "Products"), shall be deemed works-made-for-hire under United States copyright law and shall be the property of the Company. Consultant further agrees to and does hereby assign, transfer, and convey to the Company all of Consultant's right, title and interest in and to the Products, and in connection therewith, to execute and deliver such documents and take other steps, in order to enable the Company, in its sole discretion, to obtain grants of patent and registration of copyright and trademark, both domestic and foreign, in connection with the Products.

4. CONFIDENTIAL INFORMATION
The Company has developed and is the owner of highly valuable and unique confidential and proprietary technical information related to the Business, as well as business and financial information related thereto (the "Confidential Information"). Notwithstanding the foregoing, "Confidential Information" shall not include and the provisions of this Agreement will not apply to any information disclosed by the Company and/or Consultant (1) if such information is demonstrated to be generally available to the public at the time of its disclosure to Consultant; (2) after the time, if any, that such information becomes generally available to the public without any breach by Consultant; (3) was already in Consultant's possession at the time of disclosure to Consultant (whether such time of disclosure is before or after the date hereof); (4) is developed by Consultant independently of the Services; or (5) was lawfully received by Consultant from a third party without restrictions on disclosure or use.

Using no less effort than the Consultant would use to maintain the confidentiality of his own confidential and proprietary information, the Consultant shall maintain in strict confidence and shall not disclose at any time, without the prior written consent of the Company, any of the Confidential Information to any other person or entity, unless such information has entered the public domain through lawful means, without violation of this Agreement, or pursuant to requirements of law or court order.

5. SEVERABILITY
In the event that any one or more provisions herein shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof.

6. INDEPENDENT CONTRACTOR
Consultant acknowledges and agrees that he is rendering the Services as an independent contractor and not an employee of the Company and, accordingly, the Company shall have no obligations to Consultant in connection with payroll taxes, employee benefits and the like.

7. NO ASSIGNMENT
Consultant's obligations hereto with respect to provision of Services shall not be assignable to any other person without the express written consent of the Company.

8 . MISCELLANEOUS
This Agreement (i) constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and shall supersede all prior understandings and agreements as to such subject matter; (ii) may be amended or modified only by a writing executed by the party against whom enforcement is sought; (iii) shall inure to the benefit of and be binding upon the respective heirs, administrators, personal representatives, successors and assigns of the parties hereto; and (iv) shall be governed by and construed in accordance with the laws of Florida.

IN WITNESS WHEREOF, the parties hereto have executed this Consulting Agreement as of the date and year first above written.

CONSULTANT:


---------------------------
Name & Title: Kyle G. Kennedy


COMPANY:


---------------------------
Charles Cardona
President
Adzone Research Inc.

                              CONSULTING AGREEMENT
RECITALS

CONSULTING AGREEMENT entered into this 28th day of January 2003, by and between Adzone Research, Inc. (the "Company"), and Kyle G. Kennedy ("Consultant").

WHEREAS, the Company desires to hire the consulting services of Consultant in the areas of Business Development, Mergers and Acquisitions and Business Strategy for the Company (the "Services") in connection the Company's business.

WHEREAS, in consideration for the Services, the Company shall issue its common stock that shall be registered S-8 stock upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. PROVISION OF SERVICES
Duties of Consultant, The Consultant will provide such services and advice to the Company so as to advise the Company in business development, mergers and acquisitions, business strategy and corporate image. Without limiting the generality of the foregoing, Consultant will also assist the Company in developing, studying and evaluating acquisition proposals, prepare reports and studies thereon when advisable, and assist in matters of executive compensation and discussions pertaining thereof. Nothing contained herein constitutes a commitment on the part of the Consultant to find an acquisition target for the Company or, if such target is found, that any transaction will be completed. This Agreement is not a contract for listing services, and nothing in this Agreement will require the Consultant to negotiate on behalf of the Company with corporations that are involved with listings or making a market in corporate securities in the OTC markets. Consultant would undertake such services under the direction of Charles Cardona, Company President.

     1.1 Duties Expressly Excluded. This Agreement expressly excludes the Consultant from providing public relation services to the Company inclusive of but not limited to (i) direct or indirect promotion of the Company's securities;
(ii) assistance in making of a market in the Company's securities. The Consultant shall not have the power of authority to bind the Company to any transaction without the Company's prior written consent.

2. ISSUANCE OF WARRANTS
The Company shall compensate the Consultant warrants for free trading shares of Company's Common Stock. The Company shall issue the Consultant warrants to purchase freely trading shares of the Company's Common Stock at a prices as described below per share, upon execution of this agreement according to the schedule below.

The warrants will expire 180 days from the date of issue according to the schedule below, and Consultant may exercise any available warrants in any increments of $5,000 or more at any time prior to expiration according to the schedule below.

The aforementioned warrants shall be considered earned upon execution of the agreement. The Company shall immediately file an S-8 registration including these shares. The Company agrees to file additional S-8 registrations if necessary to fulfill the terms of the contract.

Schedule For Compensation

     DATE                    DESCRIPTION                 AMOUNT/NUMBER
     ----                    -----------                 -------------
1. Execution         Warrants at $.01 per share        3,950,000 shares

3. PROPERTY
All work performed by Consultant pursuant to this Agreement in connection with the Services or otherwise, including, without limitation, business and strategic plans and proposals, and however rendered, electronic or otherwise, and whether or not patentable or copyrightable (the "Products"), shall be deemed works-made-for-hire under United States copyright law and shall be the property of the Company. Consultant further agrees to and does hereby assign, transfer, and convey to the Company all of Consultant's right, title and interest in and to the Products, and in connection therewith, to execute and deliver such documents and take other steps, in order to enable the Company, in its sole discretion, to obtain grants of patent and registration of copyright and trademark, both domestic and foreign, in connection with the Products.

4. CONFIDENTIAL INFORMATION
The Company has developed and is the owner of highly valuable and unique confidential and proprietary technical information related to the Business, as well as business and financial information related thereto (the "Confidential Information"). Notwithstanding the foregoing, "Confidential Information" shall not include and the provisions of this Agreement will not apply to any information disclosed by the Company and/or Consultant (1) if such information is demonstrated to be generally available to the public at the time of its disclosure to Consultant; (2) after the time, if any, that such information becomes generally available to the public without any breach by Consultant; (3) was already in Consultant's possession at the time of disclosure to Consultant (whether such time of disclosure is before or after the date hereof); (4) is developed by Consultant independently of the Services; or (5) was lawfully received by Consultant from a third party without restrictions on disclosure or use.

Using no less effort than the Consultant would use to maintain the confidentiality of his own confidential and proprietary information, the Consultant shall maintain in strict confidence and shall not disclose at any time, without the prior written consent of the Company, any of the Confidential Information to any other person or entity, unless such information has entered the public domain through lawful means, without violation of this Agreement, or pursuant to requirements of law or court order.

5. SEVERABILITY
In the event that any one or more provisions herein shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof.

6. INDEPENDENT CONTRACTOR
Consultant acknowledges and agrees that he is rendering the Services as an independent contractor and not an employee of the Company and, accordingly, the Company shall have no obligations to Consultant in connection with payroll taxes, employee benefits and the like.

7. NO ASSIGNMENT
Consultant's obligations hereto with respect to provision of Services shall not be assignable to any other person without the express written consent of the Company.

8 . MISCELLANEOUS
This Agreement (i) constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and shall supersede all prior understandings and agreements as to such subject matter; (ii) may be amended or modified only by a writing executed by the party against whom enforcement is sought; (iii) shall inure to the benefit of and be binding upon the respective heirs, administrators, personal representatives, successors and assigns of the parties hereto; and (iv) shall be governed by and construed in accordance with the laws of Florida.

IN WITNESS WHEREOF, the parties hereto have executed this Consulting Agreement as of the date and year first above written.

CONSULTANT:


---------------------------
Name & Title: Kyle G. Kennedy


COMPANY:


---------------------------
Charles Cardona
President
Adzone Research Inc.

                              CONSULTING AGREEMENT
RECITALS

CONSULTING AGREEMENT entered into this 14th day of May 2003, by and between Adzone Research, Inc. (the "Company"), and Kyle G. Kennedy ("Consultant").

WHEREAS, the Company desires to hire the consulting services of Consultant in the areas of Business Development, Mergers and Acquisitions and Business Strategy for the Company (the "Services") in connection the Company's business.

WHEREAS, in consideration for the Services, the Company shall issue its common stock that shall be registered S-8 stock upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. PROVISION OF SERVICES
Duties of Consultant, The Consultant will provide such services and advice to the Company so as to advise the Company in business development, mergers and acquisitions, business strategy and corporate image. Without limiting the generality of the foregoing, Consultant will also assist the Company in developing, studying and evaluating acquisition proposals, prepare reports and studies thereon when advisable, and assist in matters of executive compensation and discussions pertaining thereof. Nothing contained herein constitutes a commitment on the part of the Consultant to find an acquisition target for the Company or, if such target is found, that any transaction will be completed. This Agreement is not a contract for listing services, and nothing in this Agreement will require the Consultant to negotiate on behalf of the Company with corporations that are involved with listings or making a market in corporate securities in the OTC markets. Consultant would undertake such services under the direction of Charles Cardona, Company President.

     1.1 Duties Expressly Excluded. This Agreement expressly excludes the Consultant from providing public relation services to the Company inclusive of but not limited to (i) direct or indirect promotion of the Company's securities;
(ii) assistance in making of a market in the Company's securities. The Consultant shall not have the power of authority to bind the Company to any transaction without the Company's prior written consent.

2. ISSUANCE OF WARRANTS
The Company shall compensate the Consultant warrants for free trading shares of Company's Common Stock. The Company shall issue the Consultant warrants to purchase freely trading shares of the Company's Common Stock at a prices as described below per share, upon execution of this agreement according to the schedule below.

The warrants will expire 30 days from the date of issue according to the schedule below, and Consultant may exercise any available warrants in any increments of $5,000 or more at any time prior to expiration according to the schedule below.

The aforementioned warrants shall be considered earned upon execution of the agreement. The Company shall immediately file an S-8 registration including these shares. The Company agrees to file additional S-8 registrations if necessary to fulfill the terms of the contract.

Schedule For Compensation

      DATE                    DESCRIPTION               AMOUNT/NUMBER
      ----                    -----------               -------------
1. Execution         Warrants at $.02 per share        300,000 shares

3. PROPERTY
All work performed by Consultant pursuant to this Agreement in connection with the Services or otherwise, including, without limitation, business and strategic plans and proposals, and however rendered, electronic or otherwise, and whether or not patentable or copyrightable (the "Products"), shall be deemed works-made-for-hire under United States copyright law and shall be the property of the Company. Consultant further agrees to and does hereby assign, transfer, and convey to the Company all of Consultant's right, title and interest in and to the Products, and in connection therewith, to execute and deliver such documents and take other steps, in order to enable the Company, in its sole discretion, to obtain grants of patent and registration of copyright and trademark, both domestic and foreign, in connection with the Products.

4. CONFIDENTIAL INFORMATION
The Company has developed and is the owner of highly valuable and unique confidential and proprietary technical information related to the Business, as well as business and financial information related thereto (the "Confidential Information"). Notwithstanding the foregoing, "Confidential Information" shall not include and the provisions of this Agreement will not apply to any information disclosed by the Company and/or Consultant (1) if such information is demonstrated to be generally available to the public at the time of its disclosure to Consultant; (2) after the time, if any, that such information becomes generally available to the public without any breach by Consultant; (3) was already in Consultant's possession at the time of disclosure to Consultant (whether such time of disclosure is before or after the date hereof); (4) is developed by Consultant independently of the Services; or (5) was lawfully received by Consultant from a third party without restrictions on disclosure or use.

Using no less effort than the Consultant would use to maintain the confidentiality of his own confidential and proprietary information, the Consultant shall maintain in strict confidence and shall not disclose at any time, without the prior written consent of the Company, any of the Confidential Information to any other person or entity, unless such information has entered the public domain through lawful means, without violation of this Agreement, or pursuant to requirements of law or court order.

5. SEVERABILITY
In the event that any one or more provisions herein shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof.

6. INDEPENDENT CONTRACTOR
Consultant acknowledges and agrees that he is rendering the Services as an independent contractor and not an employee of the Company and, accordingly, the Company shall have no obligations to Consultant in connection with payroll taxes, employee benefits and the like.

7. NO ASSIGNMENT
Consultant's obligations hereto with respect to provision of Services shall not be assignable to any other person without the express written consent of the Company.

8 . MISCELLANEOUS
This Agreement (i) constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and shall supersede all prior understandings and agreements as to such subject matter; (ii) may be amended or modified only by a writing executed by the party against whom enforcement is sought; (iii) shall inure to the benefit of and be binding upon the respective heirs, administrators, personal representatives, successors and assigns of the parties hereto; and (iv) shall be governed by and construed in accordance with the laws of Florida.

IN WITNESS WHEREOF, the parties hereto have executed this Consulting Agreement as of the date and year first above written.

CONSULTANT:


---------------------------
Name & Title: Kyle G. Kennedy


COMPANY:


---------------------------
Charles Cardona
President
Adzone Research Inc.

                              CONSULTING AGREEMENT
RECITALS

CONSULTING AGREEMENT entered into this 22nd day of May 2003, by and between Adzone Research, Inc. (the "Company"), and Kyle G. Kennedy ("Consultant").

WHEREAS, the Company desires to hire the consulting services of Consultant in the areas of Business Development, Mergers and Acquisitions and Business Strategy for the Company (the "Services") in connection the Company's business.

WHEREAS, in consideration for the Services, the Company shall issue its common stock that shall be registered S-8 stock upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. PROVISION OF SERVICES
Duties of Consultant, The Consultant will provide such services and advice to the Company so as to advise the Company in business development, mergers and acquisitions, business strategy and corporate image. Without limiting the generality of the foregoing, Consultant will also assist the Company in developing, studying and evaluating acquisition proposals, prepare reports and studies thereon when advisable, and assist in matters of executive compensation and discussions pertaining thereof. Nothing contained herein constitutes a commitment on the part of the Consultant to find an acquisition target for the Company or, if such target is found, that any transaction will be completed. This Agreement is not a contract for listing services, and nothing in this Agreement will require the Consultant to negotiate on behalf of the Company with corporations that are involved with listings or making a market in corporate securities in the OTC markets. Consultant would undertake such services under the direction of Charles Cardona, Company President.

     1.1 Duties Expressly Excluded. This Agreement expressly excludes the Consultant from providing public relation services to the Company inclusive of but not limited to (i) direct or indirect promotion of the Company's securities;
(ii) assistance in making of a market in the Company's securities. The Consultant shall not have the power of authority to bind the Company to any transaction without the Company's prior written consent.

2. ISSUANCE OF WARRANTS
     The Company shall compensate the Consultant warrants for free trading shares of Company's Common Stock. The Company shall issue the Consultant warrants to purchase freely trading shares of the Company's Common Stock at a prices as described below per share, upon execution of this agreement according to the schedule below.

The warrants will expire 30 days from the date of issue according to the schedule below, and Consultant may exercise any available warrants in any increments of $5,000 or more at any time prior to expiration according to the schedule below.

The aforementioned warrants shall be considered earned upon execution of the agreement. The Company shall immediately file an S-8 registration including these shares. The Company agrees to file additional S-8 registrations if necessary to fulfill the terms of the contract.

Schedule For Compensation

     DATE                     DESCRIPTION              AMOUNT/NUMBER
     ----                     -----------              -------------
1. Execution         Warrants at $.02 per share        625,000 shares

3. PROPERTY
All work performed by Consultant pursuant to this Agreement in connection with the Services or otherwise, including, without limitation, business and strategic plans and proposals, and however rendered, electronic or otherwise, and whether or not patentable or copyrightable (the "Products"), shall be deemed works-made-for-hire under United States copyright law and shall be the property of the Company. Consultant further agrees to and does hereby assign, transfer, and convey to the Company all of Consultant's right, title and interest in and to the Products, and in connection therewith, to execute and deliver such documents and take other steps, in order to enable the Company, in its sole discretion, to obtain grants of patent and registration of copyright and trademark, both domestic and foreign, in connection with the Products.

4. CONFIDENTIAL INFORMATION
The Company has developed and is the owner of highly valuable and unique confidential and proprietary technical information related to the Business, as well as business and financial information related thereto (the "Confidential Information"). Notwithstanding the foregoing, "Confidential Information" shall not include and the provisions of this Agreement will not apply to any information disclosed by the Company and/or Consultant (1) if such information is demonstrated to be generally available to the public at the time of its disclosure to Consultant; (2) after the time, if any, that such information becomes generally available to the public without any breach by Consultant; (3) was already in Consultant's possession at the time of disclosure to Consultant (whether such time of disclosure is before or after the date hereof); (4) is developed by Consultant independently of the Services; or (5) was lawfully received by Consultant from a third party without restrictions on disclosure or use.

Using no less effort than the Consultant would use to maintain the confidentiality of his own confidential and proprietary information, the Consultant shall maintain in strict confidence and shall not disclose at any time, without the prior written consent of the Company, any of the Confidential Information to any other person or entity, unless such information has entered the public domain through lawful means, without violation of this Agreement, or pursuant to requirements of law or court order.

5. SEVERABILITY
In the event that any one or more provisions herein shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof.

6. INDEPENDENT CONTRACTOR
Consultant acknowledges and agrees that he is rendering the Services as an independent contractor and not an employee of the Company and, accordingly, the Company shall have no obligations to Consultant in connection with payroll taxes, employee benefits and the like.

7. NO ASSIGNMENT
Consultant's obligations hereto with respect to provision of Services shall not be assignable to any other person without the express written consent of the Company.

8 . MISCELLANEOUS
This Agreement (i) constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and shall supersede all prior understandings and agreements as to such subject matter; (ii) may be amended or modified only by a writing executed by the party against whom enforcement is sought; (iii) shall inure to the benefit of and be binding upon the respective heirs, administrators, personal representatives, successors and assigns of the parties hereto; and (iv) shall be governed by and construed in accordance with the laws of Florida.

IN WITNESS WHEREOF, the parties hereto have executed this Consulting Agreement as of the date and year first above written.

CONSULTANT:


---------------------------
Name & Title: Kyle G. Kennedy


COMPANY:


---------------------------
Charles Cardona
President
Adzone Research Inc.